UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 10, 2012
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           At its February 10, 2012 meeting, the Company’s Board of Directors elected Daniel J. Brutto and James W. Griffith as directors to serve until the May 2012 Annual Meeting and determined them to be independent.  Mr. Brutto, age 55, is President of UPS International, responsible for all international package, freight forwarding and logistics businesses, as well as U.S. international package services.  Previously, Mr. Brutto served as president of Global Freight Forwarding for UPS.  Mr. Brutto has been appointed to the Audit and Finance Committees of the Board. The effective date of Mr. Brutto’s election and appointments is February 10, 2012.

Mr. Griffith, age 57, has been President and Chief Executive Officer of The Timken Company since 2002 and a member of Timken’s board of directors since 1999.  Mr. Griffith has been appointed to the Audit and Compensation Committees of the Board.  The effective date of Mr. Griffith’s election and appointments is March 1, 2012.

Messrs. Brutto and Griffith will participate in the standard non-employee director compensation arrangements described in the Company’s 2011 proxy statement, including an initial phantom stock unit award of 1,000 phantom stock units on the effective date of their election to the Board.  The value of each unit equals the market value of one share of the Company’s common stock.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At its February 10, 2012 meeting, the Company’s Board of Directors approved an amendment to the first sentence of Article III, Section 2 of the Company’s By-Laws, effective February 10, 2012, to increase the number of directors to twelve from ten.  The text of Article III, Section 2, as amended, is as follows:

“SECTION 2.  Number, Tenure and Qualifications.  The number of directors of the corporation is established at twelve.  Each director shall hold office for the term for which such director is elected or until a successor shall have been chosen and shall have qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.”

Item 9.01Financial Statements and Exhibits

(c)	Exhibits

	Exhibit Number	Exhibit Description
	3	By-Laws of Illinois Tool Works Inc., as amended and restated as of February 10, 2012

	99.1	Press Release issued by Illinois Tool Works Inc. dated February 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: February 13, 2012	By: /s/ Maria C. Green
Maria C. Green
Senior Vice President, General Counsel & Secretary